EXHIBIT 10.1

Deed
Atlassian Central
Guarantor Replacement Deed

Dexus Property Services Pty Limited
Vertical First Pty Ltd as trustee for the Vertical First Trust
Atlassian Pty Ltd
Atlassian Corporation Limited (formerly Atlassian Corporation Plc)
Atlassian Corporation
Dexus Funds Management Limited as responsible entity for Dexus Property Trust
Dexus Funds Management Limited as responsible entity for Dexus Operations Trust

480 Queen Street Qld 4000 Australia GPO Box 3124 Brisbane Qld 4001 Australia	T +61 7 3258 6666 F +61 7 3258 6444 herbertsmithfreehills.com DX 255 Brisbane
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Guarantor Replacement Deed	Contents 1

Herbert Smith Freehills owns the copyright in this document and using it without permission is strictly prohibited.

Guarantor Replacement Deed	Contents 2

Guarantor Replacement Deed
Date ► 8 November 2022

Between the parties

Developer	Dexus Property Services Pty Limited ABN 66 080 918 252 of Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000 (Developer)
Landlord	Vertical First Pty Ltd as trustee for the Vertical First Trust ACN 636 939 985 of Level 6/341 George Street, Sydney NSW 2000 (Landlord)
Tenant	Atlassian Pty Ltd ACN 102 443 916 of Level 6/341 George Street, Sydney NSW 2000 (Tenant)
Outgoing Guarantor	Atlassian Corporation Limited (formerly Atlassian Corporation Plc) c/- Exchange House, Primrose Street, London, EC2A 2EG United Kingdom (Outgoing Guarantor)
Incoming Guarantor	Atlassian Corporation, a Delaware corporation 350 Bush Street, Floor 13, San Francisco, CA 94014 (Incoming Guarantor)
Financial Guarantor	Dexus Funds Management Limited as responsible entity for Dexus Property Trust ABN 24 060 920 783 of Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000 (Financial Guarantor)
Performance Guarantor	Dexus Funds Management Limited as responsible entity for Dexus Operations Trust ABN 24 060 920 783 of Level 25, Australia Square, 264-278 George Street, Sydney NSW 2000 (Performance Guarantor)

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Recitals	As a result of a domiciliation of the ultimate holding company of the Tenant from the United Kingdom to the United States of America, the parties wish to effect the replacement of the Outgoing Guarantor as the Atlassian Guarantor with the Incoming Guarantor pursuant to clause 25.11 of the Agreement for Lease, subject to and on the terms of this Deed.
This deed witnesses as follows:

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1Definitions and interpretation
1.1Definitions
The meanings of the terms used in this deed are set out below.

Term	Meaning
Agreement for Lease	the agreement for lease entered into between the Developer, Landlord, Tenant, Outgoing Guarantor, the Financial Guarantor and the Performance Guarantor dated 23 March 2022 (as varied).
Effective Date	the date of this Deed.
Original Guarantee	the guarantee and indemnity provided by the Outgoing Guarantor pursuant to clause 25 of the Agreement for Lease.
Replacement Guarantee	has the meaning given in clause 2.1.
1.2Agreement for Lease Definitions
Words which begin with a capital letter and are not defined in this Deed but are defined in the Agreement for Lease have the same meaning in this Deed.
1.3Rules for interpreting this Deed
Clause 35.1 (Interpretation) of the Agreement for Lease will apply to the interpretation of this Deed as if set out in full herein.
1.4Limitations of liability
Clauses 37 (Landlord Trustee Limitation of Liability), 38 (Performance Guarantor Limitation of Liability) and 39 (Financial Guarantor Limitation of Liability) of the Agreement for Lease are incorporated into this Deed as if set out in full in this document.

2Replacement and termination of guarantee
2.1Provision of Replacement Guarantee
With effect from the Effective Date, the Incoming Guarantor gives the guarantee and indemnity in the form attached in Schedule 1 (on the basis that the Incoming Guarantor is

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the “Atlassian Guarantor” in that schedule) with respect to the Tenant’s obligations under the Agreement for Lease, whether such obligations arise before or after the Effective Date, in return for the other Parties releasing the Outgoing Guarantor from its obligations under clause 25 of the Agreement for Lease which arise after the Effective Date (Replacement Guarantee). The Incoming Guarantor acknowledges that the Developer is acting in reliance on the Incoming Guarantor incurring obligations and giving rights under this clause 2.1 and the Replacement Guarantee.
2.2Termination of Original Guarantee
The Parties acknowledge and agree that with effect on and from the Effective Date:
(a)the Original Guarantee is terminated; and
(b)the Parties release and discharge the Outgoing Guarantor from all claims and demands of any nature, which any of them has or may in the future have had against the Outgoing Guarantor, arising out of the obligations of the Outgoing Guarantor under the Original Guarantee which arise after the Effective Date.

3Variation to the Agreement for Lease
The Parties acknowledge and agree that with effect on and from the Effective Date, the definition of “Atlassian Guarantor” is deleted and replaced with the following:

Atlassian Guarantor	Atlassian Corporation, a Delaware Corporation 350 Bush Street, 13th Floor, San Francisco, CA 94014 (Atlassian Guarantor)

4Notices
Clause 30 of the Agreement for Lease is incorporated into this Deed as if set out in full herein.

5Miscellaneous
5.1Governing law and jurisdiction
(a)This Agreement is governed by the Law in force in New South Wales.
(b)Each Party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales.
5.2Entire agreement
This Deed constitutes the entire agreement of the Parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.
5.3Further acts and documents
Each party must promptly do all further acts and execute and deliver all further documents (in such form and content reasonably satisfactory to both parties) required by Law or reasonably requested by another party to give effect to this Deed.

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5.4Waiver and variation of rights
(a)A provision of or a right created under this Agreement may not be waived or varied except in writing signed by the Party or parties to be bound.
(b)A failure to exercise or enforce, a delay in the exercise or enforcement of or the partial exercise or enforcement of a right provided by law by a party does not preclude, or operate as a waiver of, the exercise or enforcement, or further exercise or enforcement, of that or any other right provided by Law or under this Deed.
(c)No waiver of a breach of a term of this Deed operates as a waiver of another breach of that term or of a breach of any other term of this Deed.
5.5Severability
If the whole or any part of a provision of this Deed is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this Deed has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause 5.5 has no effect if the severance alters the basic nature of this Deed.
5.6Counterparts
This Deed may be executed in any number of counterparts and by the parties in separate counterparts. Each counterpart constitutes the deed of each party who has executed and delivered that counterpart. All such counterparts taken together will be deemed to constitute one and the same Deed.
5.7Power and capacity warranties
Each Party represents and warrants that:
(a)it has full power and authority to enter into and perform its obligations under this Deed;
(b)it has taken all necessary action to authorise the execution, delivery and the performance of this Deed and the execution and delivery of this Deed will not breach or conflict with any other agreement or undertaking to which it is a party or subject; and
(c)this Deed constitutes its legal, valid and binding obligations, enforceable in accordance with its terms.
5.8Electronic signatures
Without limiting clause 5.7, each party warrants that by entering into this Agreement, it has unconditionally consented to:
(a)the requirements for a signature under any Laws being satisfied; and
(b)other parties executing this Deed,
by using any method of electronic signature permitted by Law (including DocuSign, Adobe Sign, signing on an electronic device or by digital signature).
5.9Confirmation
If this Deed is signed by a party by use of an electronic signature, then that party:
(a)agrees that other parties may rely on the electronic signature as having the same force and effect as a handwritten signature; and
(b)unconditionally consents to any method the other parties use (at their discretion) to identify the signatories and confirm their intention to enter into a binding legal agreement.

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Schedule 1

Form of Replacement Guarantee
1Tenant Guarantee
1.1Not used

1.2Guarantee
The Atlassian Guarantor unconditionally and irrevocably guarantees to the Developer the due and punctual performance and observance by the Tenant of the Tenant’s obligations under the Agreement for Lease (Tenant Obligations). If the Tenant does not perform or observe the Tenant Obligations in accordance with the provisions of the Agreement for Lease, then the Atlassian Guarantor agrees to perform and observe the Tenant Obligations for the benefit of the Developer on demand from the Developer (provided the Developer has first made a written demand on the Tenant to perform those Tenant Obligations which has not been satisfied by the Tenant within 10 Business Days after the demand being made). A demand may be made at any time and from time to time.
1.3Indemnities
Whether or not the Developer exercises any rights it may have under clause 28.3 of the Agreement for Lease, and without being affected by the exercise of any such rights, the Atlassian Guarantor unconditionally and irrevocably indemnifies the Developer against any Loss the Developer suffers because:
(a)the liability to perform or observe the Tenant Obligations are unenforceable against the Tenant in whole or in part as a result of lack of capacity, power or authority or improper exercise of power or authority;
(b)the Tenant does not observe, perform or comply with (whether full or in part) the Tenant Obligations after written demand to perform them has been made on the Tenant;
(c)an Insolvency Event occurs in respect of the Tenant; or
(d)the Tenant Obligations are not or have never been enforceable against the Atlassian Guarantor or are not capable of observance, performance or compliance in full because of any other circumstance whatsoever including any transaction relating to the Tenant Obligations being void, voidable or unenforceable and whether or not the Developer knew or should have known anything about that transaction.

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1.4Atlassian Guarantor as principal debtor
The Atlassian Guarantor as principal debtor agrees to pay to the Developer on demand a sum equal to the amount of any Loss described in clause 1.3, subject to this clause 1.
1.5Extent of guarantee and indemnity
The guarantee provided in clause 1.2 and the indemnities provided in clause 1.3 are a continuing security and extend to all of the Tenant Obligations. The Atlassian Guarantor waives any right it has of first requiring the Developer to commence proceedings or enforce any other right against the Tenant or any other person before claiming from the Atlassian Guarantor under the Agreement for Lease other than the Developer having first made written demand on the Tenant to perform those Tenant Obligations which demand has not been satisfied by the Tenant within 10 Business Days after the demand being made.
1.6Preservation of Developer’s rights
The liabilities under the Agreement for Lease of the Atlassian Guarantor as a guarantor under clause 1.2 or an indemnifier under clause 1.3 and the rights of the Developer under the Agreement for Lease are not affected by anything which might otherwise affect them at Law or in equity including, without limitation, one or more of the following (whether occurring with or without the consent of a person):
(a)the Developer or another person granting time or other indulgence (with or without the imposition of an additional burden) to, compounding or compromising with, or wholly or partially releasing, the Tenant, any other indemnifier or another person in any way;
(b)laches, acquiescence, delay, acts, omissions or mistakes on the part of the Developer or another person or both the Developer and another person;
(c)any variation or novation of a right of the Developer or another person, or material alteration of the Agreement for Lease, in respect of the Tenant, the Atlassian Guarantor or another person;
(d)the transaction of business, expressly or impliedly, with, for or at the request of the Tenant, the Atlassian Guarantor or another person;
(e)changes which from time to time may take place in the membership, name or business of a firm, partnership, committee or association whether by death, retirement, admission or otherwise, whether or not the Atlassian Guarantor or another person was a member;
(f)a security interest being void, voidable or unenforceable;
(g)a person dealing in any way with a security interest, guarantee, judgment or negotiable instrument (including, without limitation, taking, abandoning or releasing (wholly or partially), realising, exchanging, varying, abstaining from perfecting or taking advantage of it);
(h)the death of any person or an Insolvency Event occurring in respect of any person;
(i)a change in the legal capacity, rights or obligations of a person;
(j)the fact that a person is a trustee, nominee, joint owner, joint venturer or a member of a partnership, firm or association;
(k)a judgment against the Tenant or another person;
(l)the receipt of a dividend after an Insolvency Event occurs in respect of a person or the payment of a sum or sums into the account of the Tenant or another person at any time (whether received or paid jointly, jointly and severally or otherwise);
(m)any part of the Tenant Obligations being irrecoverable;

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(n)the acceptance of repudiation or other termination in connection with the Tenant Obligations;
(o)the invalidity or unenforceability of an obligation or liability of a person other than the Atlassian Guarantor;
(p)invalidity or irregularity in the execution of the Agreement for Lease by the Atlassian Guarantor or any deficiency in or irregularity in the exercise of the powers of the Atlassian Guarantor to enter into or observe its obligations under the Agreement for Lease;
(q)any obligation of the Tenant being discharged by operation of Law or otherwise; or
(r)property secured under a security interest being forfeited, extinguished, surrendered, resumed or determined.
1.7Suspension of Atlassian Guarantor’s rights
As long as the Tenant Obligations remain unperformed or other money payable under this Agreement remains unpaid, the Atlassian Guarantor cannot without the consent of the Developer:
(a)in reduction of their liability under this Agreement, raise a defence, set-off or counterclaim available to them, the Tenant or a co-surety or co-indemnifier against the Developer or claim a set-off or make a counterclaim against the Developer;
(b)make a claim or enforce a right (including, without limitation, an encumbrance) against the Tenant or against their estate or property;
(c)prove in competition with the Developer if an Insolvency Event occurs in respect of the Tenant whether in respect of an amount paid by the Atlassian Guarantor under this Agreement, in respect of another amount (including the proceeds of a security interest) applied by the Developer in reduction of the Atlassian Guarantor’s liability under the Agreement for Lease, or otherwise; or
(d)claim to be entitled by way of contribution, indemnity, subrogation, marshalling or otherwise to the benefit of a security interest or guarantee or a share in it now or subsequently held for the Tenant Obligations.
1.8Other securities and obligations of Atlassian Guarantor
The Developer’s rights under the Agreement for Lease are additional to and do not merge with or affect and are not affected by:
(s)any security interest now or subsequently held by the Developer from the Tenant, the Atlassian Guarantor or any other person; or
(t)any other obligation of the Atlassian Guarantor to the Developer, notwithstanding any rule of Law or equity or any statutory provision to the contrary.
1.9Reinstatement of Tenant’s rights
If a claim is made that all or part of a payment, obligation, settlement, transaction, conveyance or transfer in connection with the Tenant Obligations is void or voidable under Law relating to an Insolvency Event or the protection of creditors or for any other reason and the claim is upheld, conceded or compromised, then:
(a)the Developer is entitled immediately as against the Atlassian Guarantor to the rights in respect of the Tenant Obligations to which it would have been entitled if all or that part of that payment, obligation, settlement, transaction, conveyance or transfer had not taken place; and
(b)promptly on request from the Developer, the Atlassian Guarantor agrees to do any act and sign any document that is strictly required to restore to the Developer any security interest or guarantee held by it from the Atlassian

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Guarantor immediately prior to that payment, obligation, settlement, transaction, conveyance or transfer.
1.10Application of money
The Developer may apply money paid by the Tenant or the Tenant’s estate, or the Atlassian Guarantor or otherwise towards satisfaction of the Tenant Obligations in the manner it sees fit.
1.11Replacement of Tenant Parent Company Guarantee
(a)If the Tenant Corporate Structure undergoes a restructure, provided the Tenant has complied with the Agreement for Lease in respect of such restructure, the Tenant may deliver to the Developer a replacement Tenant Parent Company Guarantee on terms identical to this clause 1 from, and duly executed by, the Tenant's ultimate listed parent entity.
(b)With effect on the date the replacement guarantee which complies with the requirements of clause 1.11(a) is delivered to the Developer, the Atlassian Guarantor is released from all future obligations under the Tenant Parent Company Guarantee arising after that date and without limiting the effectiveness of that release, the Developer agrees to promptly execute any documentation reasonably required by the Tenant or the Atlassian Guarantor in order to more fully document that release.
1.12Limitation of liability
Notwithstanding anything else in the Agreement for Lease or this Deed:
(a)the maximum aggregate liability of the Atlassian Guarantor arising out or in connection with the Agreement for Lease or this Deed:
(1)will not exceed the liability which the Atlassian Guarantor would have had to the Developer in respect of the Tenant Obligations, if the Atlassian Guarantor had been named in the Agreement for Lease as being jointly and severally liable with the Tenant to the Developer; and
(2)is subject to the limitations, exclusions, indemnities, defences which may be available to the Tenant under the Agreement for Lease or any applicable Law;
(b)nothing in the Agreement for Lease or this Deed is intended to render the Atlassian Guarantor liable for the same loss twice for the one breach of the Tenant's obligation to perform the Tenant Obligations under the Agreement for Lease and the Developer may not seek to recover under this clause 1 to the extent that it has recovered for the same loss for the same breach by the Tenant to perform the Tenant Obligations.

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Signing page

Executed as a Deed

Developer
	SIGNED for and on behalf of DEXUS PROPERTY SERVICES PTY LIMITED (ACN 080 918 252) by its duly authorised attorneys under Power of Attorney dated 17 December 2021 in the presence of:	By executing this document each joint attorney states that the joint attorney has received no notice of revocation of the power of attorney.
sign here ►	/s/ Michelle Francoise Lemeray	sign here ►	/s/ James Matthew Hough
	Witness		Attorney
print name	Michelle Francoise Lemeray	print name	James Matthew Hough

sign here ►	/s/ Katarina Robinson	sign here ►	/s/ Roger Ian Clarke
	Witness		Attorney
print name	Katarina Robinson	print name	Roger Ian Clarke

Guarantor Replacement Deed	page 10

Landlord
Signed by Executed by Vertical First Pty Ltd (ACN 636 939 985) in its capacity as trustee of the Vertical First Trust in accordance with Section 127 of the Corporations Act 2001 (Cth) by
sign here ►	/s/ Michelle Francoise Lemeray	sign here ►	/s/ James Matthew Hough
	Witness		Attorney
print name	Michelle Francoise Lemeray	print name	James Matthew Hough

sign here ►	/s/ Katarina Robinson	sign here ►	/s/ Roger Ian Clarke
	Witness		Attorney
print name	Katarina Robinson	print name	Roger Ian Clarke

Tenant
Signed by Atlassian Pty Ltd (ACN 102 443 916) in accordance with Section 127 of the Corporations Act 2001 (Cth) by
sign here ►	/s/ Stanley Smith Shepard	sign here ►	/s/ Gene Chi-Ching Liu
	Director		Director
print name	Stanley Smith Shepard	print name	Gene Chi-Ching Liu
By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution under Section 127 of the Corporations Act 2001. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

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Outgoing Guarantor
Signed for and on behalf of Atlassian Corporation Limited (formerly Atlassian Corporation Plc) by
sign here ►	/s/ Stanley Smith Shepard	sign here ►	/s/ Gene Chi-Ching Liu
	Director		Director
print name	Stanley Smith Shepard	print name	Gene Chi-Ching Liu
By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution under Section 127 of the Corporations Act 2001. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

Incoming Guarantor
Signed by Atlassian Corporation, a Delaware corporation by
sign here ►	/s/ Stanley Smith Shepard	sign here ►	/s/ Gene Chi-Ching Liu
	Authorised Signatory		Witness
print name	Stanley Smith Shepard	print name	Gene Chi-Ching Liu
By signing above, each director or secretary (as applicable) consents to electronic execution of this document (in whole or in part), represents that they hold the position or are the person named with respect to their execution and authorises any other director or secretary (as applicable) to produce a copy of this document bearing his or her signature for the purpose of signing the copy to complete its execution under Section 127 of the Corporations Act 2001. The copy of the signature appearing on the copy so executed is to be treated as his or her original signature.

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Financial Guarantor

SIGNED for and on behalf of DEXUS FUNDS MANAGEMENT LIMITED (ABN 24 060 920 783) as responsible entity for DEXUS PROPERTY TRUST (ABN 24 595 854 202) by its duly authorised attorneys under Power of Attorney dated 17 December 2021 in the presence of:
By executing this document each joint attorney states that the joint attorney has received no notice of revocation of the power of attorney.
sign here ►	/s/ Michelle Francoise Lemeray	sign here ►	/s/ James Matthew Hough
	Witness		Attorney
print name	Michelle Francoise Lemeray	print name	James Matthew Hough
sign here ►	/s/ Katarina Robinson	sign here ►	/s/ Roger Ian Clarke
	Witness		Attorney
print name	Katarina Robinson	print name	Roger Ian Clarke

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Performance Guarantor

SIGNED for and on behalf of DEXUS FUNDS MANAGEMENT LIMITED (ABN 24 060 920 783) as responsible entity for DEXUS OPERATIONS TRUST (ABN 69 645 176 383) by its duly authorised attorneys under Power of Attorney dated 17 December 2021 in the presence of:
By executing this document each joint attorney states that the joint attorney has received no notice of revocation of the power of attorney.
sign here ►	/s/ Michelle Francoise Lemeray	sign here ►	/s/ James Matthew Hough
	Witness		Attorney
print name	Michelle Francoise Lemeray	print name	James Matthew Hough

sign here ►	/s/ Katarina Robinson	sign here ►	/s/ Roger Ian Clarke
	Witness		Attorney
print name	Katarina Robinson	print name	Roger Ian Clarke

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